                                                                    EXHIBIT 99.2




                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of General Growth Properties, Inc. (the "Company") on Form 10-Q for the period ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bernard Freibaum, in my capacity as Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:


                   (1) The Report fully complies with the requirements of
         Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

                   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/:Bernard Freibaum
-------------------------------------
Bernard Freibaum
Chief Financial Officer
November 12, 2002